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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 30, 2005


                         Commission File Number 1-13873
                             ______________________

                                 STEELCASE INC.


                Michigan                                 38-0819050
        (State of incorporation)            (IRS employer identification number)

           901 44th Street SE
         Grand Rapids, Michigan                            49508
 (Address of principal executive offices)                (Zip code)


                                 (616) 247-2710
                             ______________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. Results of Operations and Financial Condition

Steelcase Inc. ("the Company") reported its fourth quarter fiscal 2005 results today and is furnishing the earnings release as Exhibit 99.1 attached hereto. Members of the public are invited to listen to the Company's webcast conference call and view the accompanying presentation slides today, March 30, 2005, at 11:00 a.m. EDT through the link at www.steelcase.com. The presentation slides will be available at www.steelcase.com shortly before and during the webcast. A replay of the webcast, including presentation slides, can also be accessed through the Company's Web site through April 30, 2005.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.


ITEM 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The Company has completed a review of its lease accounting policies and is correcting its method of accounting for certain leases by restating financial statements for the fiscal years ended February 2004 and 2003. The restatement will increase net loss by $0.6 million and $0.7 million in fiscal 2004 and fiscal 2003, respectively, and will reduce retained earnings by $2.2 million at February 22, 2002 from $1,320.6 million to $1,318.4 million. The restatement had no impact on revenue or operating cash flows and due to rounding, had no impact on earnings per share. The Company considers these restatement adjustments to be immaterial.

The Company initiated its review of its lease accounting in response to a public letter published by the Chief Accountant of the SEC on February 7, 2005. The correction involves recording expense for leases with escalating rents on a straight-line basis over the lease term, rather than as paid. The Company's Audit Committee, meeting on March 24, 2005, has concurred with management's recommendation that the Company should restate the financial statements.

In addition, the Company's investments in auction rate securities of $80 million have been reclassified in the Company's Consolidated Balance Sheet as short-term investments for fiscal 2004. Previously, these investments were classified as cash and cash equivalents. This reclassification also resulted in changes to the Company's fiscal 2004 and 2003 Consolidated Statements of Cash Flows.

The Company's annual report on Form 10-K for the year ended February 25, 2005 will include the restated financial statements.

The Company's Audit Committee and management have discussed the matters disclosed in this filing under Item 4.02(a) with BDO Seidman LLP, the Company's independent registered public accounting firm.



                                  EXHIBIT INDEX


       Exhibit
       Number        Description
       -------       -----------

        99.1         Earnings Release - Fourth Quarter Ended February 25, 2005.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           STEELCASE INC.

Date: March 30, 2005
                                           By:    /s/ JAMES P. KEANE
                                               ---------------------------------
                                                      James P. Keane
                                                   Senior Vice President
                                                 and Chief Financial Officer
                                                (Duly Authorized Officer and
                                                 Principal Financial Officer)